   As filed with the Securities and Exchange Commission on November 21, 1995
                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

[x]      Filed by the Registrant

[ ]      Filed by a Party other than the Registrant

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[x]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                              Loomis Sayles Funds
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

  [ ]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
           14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

  [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

  [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
           0-11.

  (1)      Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------

  (2)      Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth, the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------
  (4)      Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------
  (5)      Total fee paid:
-------------------------------------------------------------------------------
  [x]      Fee paid previously with preliminary materials.
-------------------------------------------------------------------------------
  [x]      Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)      Amount Previously Paid:
-------------------------------------------------------------------------------
  (2)      Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------------
  (3)      Filing Party:
-------------------------------------------------------------------------------
  (4)      Date Filed:
-------------------------------------------------------------------------------

                             LOOMIS SAYLES FUNDS

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the Shareholders of the Loomis Sayles Funds:

    A Special Meeting of the shareholders of the Loomis Sayles Funds, a Massachusetts business trust (the "Trust"), will be held on December 8, 1995 at 11:00 a.m. Boston time on the 34th floor of One Financial Center, Boston, Massachusetts, for the following purposes:


    I.   To elect Trustees. (Part I of the Proxy Statement.)



    II. To approve or disapprove new advisory agreements between Loomis, Sayles & Company, L.P. ("Loomis Sayles") and the Trust with respect to each series of the Trust. (Part II of the Proxy Statement.)


    III. To transact such other business as may properly come before the meeting or any adjournment thereof.



    Shareholders of record at the close of business on November 6, 1995 are entitled to notice of and to vote at the meeting.


                                        By Order of the Trustees


                                    /s/ Mark W. Holland
                                        Mark W. Holland
                                        Secretary



November 21, 1995



                   WE URGE YOU TO MARK, SIGN, DATE AND MAIL
                 THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE
                  SO YOU WILL BE REPRESENTED AT THE MEETING.

                       SPECIAL MEETING OF SHAREHOLDERS

                             LOOMIS SAYLES FUNDS
                             ONE FINANCIAL CENTER
                         BOSTON, MASSACHUSETTS 02111
                               PROXY STATEMENT

    THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF LOOMIS SAYLES FUNDS (the "Trust") for use at a special meeting of shareholders of the Trust (the "Meeting") to be held at its offices on December 8, 1995 and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Only shareholders of record at the close of business on November 6, 1995 (the "Record Date") are entitled to vote at the meeting or at any adjourned session thereof. As of the Record Date, there were issued and outstanding 41,513,163.9 shares of the Trust consisting of the following number of shares of each of the following nine series ("Funds"):

                                                            OUTSTANDING SHARES
  FUND                                                    AS OF THE RECORD DATE
  ----                                                    ---------------------

  Growth ...................................................     2,889,140.007
  Growth & Income ..........................................     2,412,544.640
  Small Cap ................................................     5,445,082.344
  International Equity .....................................     6,471,957.097
  Global Bond ..............................................       821,745.605
  Bond .....................................................    17,948,418.000
  Municipal Bond ...........................................       703,094.948
  U.S. Government Securities ...............................     1,909,834.122
  Short-Term Bond ..........................................     2,911,347.139

    Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.


    The Notice of Special Meeting, proxy card and this Proxy Statement are being mailed to shareholders of record as of the Record Date on or about November 21, 1995. A copy of the Annual Report of the Trust for its most recent fiscal year ended December 31, 1994 and its semi-annual report for the six months ended June 30, 1995, each including financial statements, can be obtained without charge by calling (800) 633-3330.


    Shares represented by duly executed proxies will be voted for the election of the nominees named herein as Trustees, unless such authority has been withheld. With respect to the other matters specified in the proxy, shares will be voted in accordance with the instructions made. IF NO INSTRUCTIONS ARE MADE, THE PROXY WILL BE VOTED FOR THE ELECTION AS TRUSTEES OF THE NOMINEES NAMED BELOW AND FOR THE MATTERS SPECIFIED IN THE PROXY. Proxies may be revoked at any time before they are voted by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting and voting in person.


    Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but supplementary solicitations may also be made by mail, telephone, telegraph or personal interview by officers of the Trust or by officers, employees or agents of Loomis Sayles and its affiliates. The cost of the solicitation will be borne by New England Mutual Life Insurance Company ("The New England") and Metropolitan Life Insurance Company ("Metropolitan Life").

    This Proxy Statement contains information relating to the Merger (the "Merger") of The New England into Metropolitan Life. Metropolitan Life's principal address is One Madison Avenue, New York, NY 10010. The Merger is being treated, for purposes of the Investment Company Act of 1940 (the "1940 Act"), as a change of control of New England Investment Companies, L.P. ("NEIC") and its subsidiary, Loomis Sayles, which serves as adviser to the Funds. Such change of control results in the automatic termination of the Funds' advisory agreements, effective at the time of the Merger. The Trustees of the Trust have approved and recommend that shareholders approve a new advisory agreement with Loomis Sayles for each Fund. Each proposed new agreement would be in substance identical to the agreement currently in effect, and would take effect at the time of the Merger. The result would be to permit Loomis Sayles to continue to perform advisory services for the Funds after the Merger, on the same terms and conditions as are currently in effect. In addition to the approval of new advisory agreements, this Proxy Statement also contains information relating to the election of Trustees.


                           I.  ELECTION OF TRUSTEES

    The Trustees have fixed at five the number of Trustees for election at the Meeting. All nominees, except Daniel J. Fuss who is currently a vice president of the Trust and who is expected to replace Charles J. Finlayson as a Trustee on November 30, 1995 in connection with Mr. Finlayson's retirement, are presently Trustees of the Trust and have been Trustees since the Trust was organized in 1991. The nominees for Trustees who are proposed for election at the Meeting and Mr. Finlayson who is currently a Trustee, their ages and a description of their principal occupations during the past five years are set forth below.

               NAME OF                                           PRINCIPAL OCCUPATIONS
         TRUSTEE OR NOMINEE               AGE                     FOR LAST FIVE YEARS
         ------------------               ---                     -------------------

*Charles J. Finlayson(1) ............     56      President of the Trust. Vice President, General
                                                    Counsel, Secretary and Director, Loomis Sayles

*Daniel J. Fuss(2) ..................     61      Vice President of the Trust. Executive Vice
                                                    President and Director, Loomis Sayles

 Michael T. Murray ..................     64      Retired; formerly Vice President, Loomis Sayles

 Richard S. Holway ..................     69      Retired; formerly Senior Vice President, Loomis
                                                    Sayles

 Terry R. Lautenbach ................     57      Retired; formerly Senior Vice President,
                                                    International Business Machines Corporation;
                                                    director, Air Products and Chemicals, Inc. and
                                                    Arkwright Mutual Insurance Company

Earl W. Foell .......................     66      Editor in Chief, The Christian Science Monitor

----------
  * Interested persons (as defined in the Investment Company Act of 1940 (the "1940 Act")) of
    the Trust. Messrs. Finlayson and Fuss are deemed "interested persons" of the Trust and
    Loomis Sayles because of their positions as officers of Loomis Sayles. The others are not
    "interested persons."
(1) Not a Nominee
(2) Not currently a Trustee



    The terms of office of each person elected as a Trustee will be until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion or the Trustees may vote to fix the number of Trustees at fewer than five. The Trust's Agreement and Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such times as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian, or by vote of the holders of two-thirds of the outstanding shares of the Trust at a meeting duly called for such purpose, which meeting shall be held upon the written request of the shareholders of not less than 10% of the Trust's outstanding shares.


    The Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust or Loomis Sayles (the "Independent Trustees") perform the functions of an audit and contract review committee. Their responsibilities as such include review of financial and accounting controls and procedures; recommendations as to the selection of the independent accountants; review of the scope of the audit; review of financial statements and audit reports; and review of the independence of the independent accountants and approval of fees and assignments relating to all activities of the independent accountants on the Trust's behalf. In addition, the committee reviews and makes recommendations to the Board as to contracts requiring approval of a majority of the Independent Trustees and any other contracts which may be referred to it by the Board.


    No Trustee or nominee purchased or sold any securities of Loomis Sayles or its parents or subsidiaries during 1994. The table below shows the shares of the Trust held as of November 1, 1995 by (i) each person who is known to the Trust to own beneficially more than 5% of the outstanding shares of the Trust,
(ii) each nominee and current Trustee of the Trust and (iii) all Trustees and officers of the Trust as a group. Unless otherwise noted, each of the stockholders named below has sole investment power and sole voting power with respect to the shares of the Trust beneficially owned.


                                                    OWNERSHIP OF
                                                   SHARES OF THE       PERCENT
TRUSTEES AND NOMINEES                            TRUST AS OF 11/1/95  OF SHARES
---------------------                            -------------------  ---------


Loomis, Sayles & Company
  Profit Sharing Plan
  One Financial Center
  Boston, MA 02111 ..............................  3,765,128.743(1)       9.2%

Loomis, Sayles & Company
  Pension Plan
  One Financial Center
  Boston, MA 02111 ..............................  3,461,786.397(2)       8.5%

Charles J. Finlayson ............................     59,228.131(3)         *

Daniel J. Fuss ..................................    336,175.898(4)         *

Earl W. Foell ...................................      2,204.667(5)         *

Richard S. Holway ...............................     36,270.655(6)         *

Terry R. Lautenbach .............................     31,916.450(7)         *

Michael T. Murray ...............................     64,221.221(8)         *

All trustees and officers as a group (22 persons)  8,199,947.629(9)       20.1

----------
 *  Less than 1%
(1) Includes 747,432.014 shares of the Growth Fund, 446,635.582 shares of the Growth & Income Fund, 694,089.638 shares of the Small Cap Fund, 410,246.463 shares of the International Equity Fund, 162,125.111 shares of the Global Bond Fund, 832,262.267 shares of the Bond Fund, 169,105.016 shares of the U.S. Government Securities Fund and 303,237.652 shares of the Short-Term Bond Fund. The trustees of the Loomis, Sayles & Company, Incorporated Profit Sharing Plan (the "Profit Sharing Plan") are Quentin P. Faulkner, Kathleen
    C. Gaffney, Charles J. Finlayson, Mark W. Holland, E. John deBeer, Patrick
    P. Hurley and Larry K. Shaw, all of whom are officers of Loomis Sayles or Trustees or officers of the Trust. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants.
(2) Includes 418,699.039 shares of the Growth Fund, 544,069.37 shares of the Growth & Income Fund, 245,513.367 shares of the Small Cap Fund, 669,653.183 shares of the International Equity Fund, 468,175.543 shares of the Global Bond Fund, 383,542.148 shares of the Bond Fund, 486,874.200 shares of the U.S. Government Securities Fund and 245,261.547 shares of the Short-Term Bond Fund. The trustee of the Loomis Sayles & Company, Incorporated Pension Plan (the "Pension Plan") is Shawmut Bank of Boston, NA. The Pension Plan's Advisory Committee, which is composed of the same individuals listed above in note (1) as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the shares held by the Pension Plan.
(3) Includes 4,662.135 shares of the Growth Fund, 17,301.222 shares of the Growth & Income Fund, 6,311.444 shares of the Small Cap Fund, 5,982.845 shares of the International Equity Fund, 1,681.242 shares of the Global Bond Fund, 3,736.421 Shares of the Bond Fund, 726.899 shares of the U.S. Government Securities Fund and 18,825.923 shares of the Short-Term Bond Fund. These amounts include shares owned by individual retirement accounts for Mr. Finlayson's benefit, shares owned by Mr. Finlayson as custodian for his children and shares owned jointly by Mr. Finlayson and his wife.
(4) Includes 38,925.644 shares of the Growth Fund, 23,491.969 shares of the Small Cap Fund, 21,805.332 shares of the International Equity Fund, 239,650.685 shares of the Bond Fund and 12,302.268 shares of the Municipal Bond Fund. These amounts include shares owned by individual retirement accounts for Mr. Fuss' benefit, shares owned by Mr. Fuss as custodian for his children and shares owned jointly by Mr. Fuss and his wife.
(5) Includes 1,545.288 shares of the Small Cap Fund and 659.379 shares of the International Equity Fund.
(6) Includes 3,612.717 shares of the Small Cap Fund and 32,657.938 shares of the Municipal Bond Fund. These amounts include shares owned jointly by Mr. Holway and his wife.
(7) Includes 403.154 shares of the Growth Fund, 111.767 shares of the Growth & Income Fund, 493.630 shares of the Small Cap Fund, 463.216 shares of the International Equity Fund, 127.351 shares of the Global Bond Fund, 30,041.970 shares of the Bond Fund, 122.992 shares of the Municipal Bond Fund and 152.370 shares of the U.S. Government Securities Fund.
(8) Includes 3,301.757 shares of the Growth & Income Fund, 1,101.559 shares of the International Equity Fund, 27,890.771 shares of the Bond Fund, 21,847.017 shares of the Municipal Bond Fund and 10,080.117 shares of the Short-Term Bond Fund. These amounts include securities owned jointly by Mr. Murray and his wife.
(9) Includes 1,235,814.59 shares of the Growth Fund, 1,033,014.144 shares of the Growth & Income Fund, 1,070,835.848 shares of the Small Cap Fund, 1,178,859.91 shares of the International Equity Fund, 716,656.839 shares of the Global Bond Fund, 1,598,450.981 Shares of the Bond Fund, 69,092.584 shares of the Municipal Bond Fund, 689,500.554 shares of the U.S. Government Securities Fund and 607,722.179 shares of the Short-Term Bond Fund. These amounts include shares owned of record by the Profit Sharing Plan for the accounts of employees and former employees of Loomis Sayles who are Trustees or officers of the Trust.


    The current Board of Trustees was elected on September 14, 1992. In 1994, the Trust held four Board meetings. Each of the Trustees attended at least 75% of the meetings of the Board of Trustees and committees thereof of which such Trustee is a member. Each Trustee who is not affiliated with Loomis Sayles is compensated at the rate of $12,500 per annum and is reimbursed for travel expenses in connection with attendance at meetings. The Trust pays no compensation to its officers or to Trustees who are affiliated with Loomis Sayles. The following table sets forth the compensation received by the Trustees during 1994:


                                                     COMPENSATION TABLE
                                            FOR THE YEAR ENDED DECEMBER 31, 1994

                    (1)                            (2)                (3)               (4)              (5)
                 ---------                       --------         ----------       --------------     ---------
                                                                                                        TOTAL
                                                                  PENSION OR         ESTIMATED       COMPENSATION
                                                 AGGEGATE     RETIREMENT BENEFITS      ANNUAL       FROM TRUST AND
              NAME OF PERSON,                  COMPENSATION   ACCRUED AS PART OF   BENEFITS UPON    FUND COMPLEX*
                  POSITION                      FROM TRUST       FUND EXPENSES       RETIREMENT    PAID TO TRUSTEE
              ---------------                  ------------   ------------------   -------------    -------------
Charles J. Finlayson,
  President and Trustee ....................        $0               None               None              $0
Earl W. Foell, Trustee .....................     $12,500             None               None           $12,500
Richard S. Holway, Trustee .................     $12,500             None               None           $12,500
Terry R. Lautenbach, Trustee ...............     $12,500             None               None           $12,500
Michael T. Murray, Trustee .................     $12,500             None               None           $12,500

----------
* No Trustee receives any compensation from any mutual funds affiliated with Loomis Sayles, other than the Trust.


    The Agreement and Declaration of Trust and the By-Laws of the Trust provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust, and except that no such person shall be indemnified against any liability to the Trust or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.


    No Trustee or nominee owns any securities of or has or had during the past five years any other material direct or indirect interest in Loomis Sayles or any person controlling, controlled by or under common control with Loomis Sayles other than as an employee or officer of such.

    REQUIRED VOTE. The vote of a plurality of the shares represented at the Meeting (all Funds voting together as a single class) is required to elect the nominees as Trustees.

    THE TRUSTEES UNANIMOUSLY RECOMMEND ELECTION OF EACH NOMINEE FOR TRUSTEE LISTED ABOVE.


                     II.  APPROVAL OF ADVISORY AGREEMENTS


    THE MERGER. As explained above, the Merger of The New England into Metropolitan Life is being treated, for purposes of the 1940 Act, as a change of control of NEIC and its indirect majority owned subsidiary, Loomis Sayles, which serves as investment adviser to the Funds. The 1940 Act provides that such a change in control constitutes an "assignment" of the advisory agreements under which Loomis Sayles provides advisory services to the Funds. The 1940 Act further provides that such an "assignment" will result in the automatic termination of each advisory agreement, at the time of the Merger. Proposal 2 seeks shareholder approval of a new investment advisory agreement for each Fund, to be effective at the time of the Merger. Each proposed new agreement would be in substance identical to the agreement currently in effect. The effect of Proposal 2 is to permit each Fund to continue to operate, following the Merger, under investment advisory arrrangements substantially identical to those in effect immediately before the Merger. Proposal 2 will not result in any change in the identity of the firm or personnel providing advisory services to the Funds, or in the fee rates payable by the Funds to Loomis Sayles. The Board of Trustees of the Trust unanimously recommends that shareholders of each Fund vote to approve a new investment advisory agreement for such Fund, to be effective at the time of the Merger.


    In August of 1995, The New England and Metropolitan Life entered into an agreement providing for the Merger of the two companies (the "Merger Agreement"). Metropolitan Life will be the surviving company following the Merger. Both The New England and Metropolitan Life are mutual insurance companies. The Merger will result in the insurance policyholders of The New England becoming policyholders of Metropolitan Life. The policyholders of The New England will not receive any other payment, property or consideration in connection with the Merger. The Merger will not be effected unless it is approved by the requisite vote of the policyholders of both The New England and Metropolitan Life. The Merger also requires approval by various government regulatory agencies. In addition, consummation of the Merger is subject to the fulfillment of a number of other conditions, although the parties may waive some or all of these conditions. There is no assurance that the Merger will in fact be consummated. In addition, because it is impossible to predict with certainty when the necessary regulatory approvals will be obtained and the other conditions to the Merger will be fulfilled, it is not known, as of the date of this Proxy Statement, when the Merger will occur. The parties currently expect, however, that the Merger will not occur until after the end of 1995.


    NEIC is organized as a limited partnership, NEIC's sole general partner, New England Investment Companies, Inc. ("NEIC Inc."), is a wholly-owned subsidiary of The New England. As a result of the Merger, NEIC Inc. would become a direct or indirect wholly-owned subsidiary of Metropolitan Life. The New England also owns a majority of the outstanding limited partnership interest in NEIC. The Merger would result in Metropolitan Life becoming the owner (directly or through a wholly-owned subsidiary) of this limited partnership interest. The Merger Agreement provides that, following the consummation of the Merger, Metropolitan Life shall have the right to designate a majority of the board of directors of NEIC Inc.


    Loomis Sayles is a limited partnership whose sole general partner is Loomis, Sayles & Company, Incorporated ("LSCI"). LSCI is a wholly-owned subsidiary of NEIC Holdings, Inc., which is a wholly-owned subsidiary of NEIC. NEIC also owns the entire limited partnership interest in Loomis Sayles.

    Under the Merger Agreement, The New England and Metropolitan Life agree that they will use their best efforts to satisfy the conditions of Section 15
(f) of the 1940 Act. Section 15(f) provides that an investment adviser to a registered investment company (such as the Trust), and affiliated persons of such investment adviser, may receive any amount or benefit in connection with the sale of securities of, or a sale of any other interest in, such investment adviser which results in an assignment of an investment advisory contract with such investment company, if:

        (1) for a period of 3 years after the time of such action, at least 75% of the board of such investment company are not interested persons of such company's investment adviser or predecessor investment adviser, and


        (2) there is not imposed an unfair burden on such investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto.


    Satisfaction of condition (1) above is not expected to require any changes in the current composition of the Fund's Board of Trustees.


    INFORMATION ABOUT METROPOLITAN LIFE. Metropolitan Life was incorporated under the laws of New York in 1866 and since 1868 has been engaged in the life insurance business under its present name. By the early 1900s, it had become the largest life insurance company in the United States and is currently the second largest life insurance company in the United States in terms of total assets. Metropolitan Life's assets as of June 30, 1995 were over $130 billion, and its adjusted capital as of that date exceeded $8 billion. Subsidiaries of Metropolitan Life manage over $25 billion in assets for mutual fund, institutional and other investment advisory clients.


    BOARD OF TRUSTEES' RECOMMENDATION. The Board of Trustees unanimously recommends that shareholders approve a new investment advisory agreement for each Fund, to be effective at the time of the Merger. Each new agreement will be substantially identical to the agreement in effect immediately before the Merger. The only difference will be that the new advisory agreements will be dated the date of the Merger.


    In coming to the recommendation set forth above, the Board of Trustees reviewed extensive information about the Fund, Loomis Sayles, NEIC and Metropolitan Life. Although the Trustees did not specifically consider the policies of Loomis Sayles with respect to the placing of portfolio transactions for the Funds with brokers or dealers who furnish brokerage and research services to Loomis Sayles, they have in the past reviewed such practices. No material change in brokerage arrangements is contemplated to result from the approval of the new agreements.

    Although the Merger is being treated as a change in control of NEIC and of Loomis Sayles, the Merger is not expected to result in any change in the personnel, operations or financial condition of NEIC or of Loomis Sayles. NEIC has indicated that Loomis Sayles will continue to be independently managed, as has historically been the case. Thus, the Merger is not expected to result in any changes in the investment approaches or styles of Loomis Sayles.


    In order that each Fund may continue to receive investment advisory services following the Merger, on the same basis as before the Merger, the Board of Trustees unanimously recommends that the shareholders of each Fund vote in favor of Proposal 2. If the shareholders of a Fund do not approve Proposal 2, the advisory agreement relating to that Fund will terminate at the time of the Merger, and the Board of Trustees will consider such alternative actions as are in the best interest of such Fund.


    EXISTING ADVISORY AGREEMENTS. The Trust currently employs Loomis Sayles as investment adviser under separate advisory agreements for each Fund. The date of each existing advisory agreement, the date of its last submission for shareholder vote and the purpose of such submission are set forth below:


                                                                                              PURPOSE FOR
                                                                                             SUBMITTING TO
                                                  DATE OF             DATE OF LAST         SHAREHOLDER VOTE
FUND                                           OLD AGREEMENT      SHAREHOLDER APPROVAL        OR CONSENT
----                                           -------------      --------------------     ----------------

Growth .....................................      4/23/91               9/14/92          Ratification
Growth & Income ............................      4/23/91               9/14/92          Ratification
Small Cap ..................................      4/23/91               9/14/92          Ratification
International Equity .......................      9/14/92               9/14/92          Authorization of
                                                                                         Certain Brokerage
                                                                                         Practices
Global Bond ................................      4/23/91               9/14/92          Ratification
Bond .......................................      4/23/91               9/14/92          Ratification
Municipal Bond .............................      4/23/91               9/14/92          Ratification
U.S. Government Securities .................      4/23/91               9/14/92          Ratification
Short-Term Bond ............................      7/31/92               7/31/92          Initial Approval of
                                                                                         Agreement

    Under each advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the relevant Fund and generally administers the Funds' affairs, subject to supervision by the Board of Trustees of the Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of each Fund and certain administrative services. For these services, the advisory agreements provide that each Fund shall pay Loomis Sayles a monthly investment advisory fee at the annual percentage rates of the particular Fund's average daily net assets shown in the table below. The table also shows the amount of fees payable by each Fund to Loomis Sayles during the Trust's last fiscal year before giving effect to the voluntary fee reductions shown below, and the amount of voluntary fee reductions and expense assumptions for that period:


                                                                             ADVISORY FEES PAYABLE   FEE REDUCTIONS
                                           FEE RATE                            FOR FISCAL YEAR       AND EXPENSES
                                         (AS ANNUAL             NET ASSETS     ENDED DECEMBER 31,      ASSUMED IN
                                     PERCENTAGE OF FUND        AT 12/31/94     1994 (BEFORE FEE     FISCAL YEAR ENDED
                                   AVERAGE DAILY NET ASSETS)  (IN THOUSANDS)      REDUCTIONS)       DECEMBER 31, 1994
                                   -------------------------  --------------  -------------------   -----------------
Growth ..........................            .75*                $36,580           $248,311             $     0
Growth & Income .................            .75*                 25,946            188,066                   0
Small Cap .......................           1.00*                 73,126            790,607                   0
International Equity ............           1.00*                 73,189            670,041                   0
Global Bond .....................            .75*                 25,584            196,543                   0
Municipal Bond ..................            .60                   7,270             36,708              83,642
Bond ............................            .60                  82,985            511,925                   0
U.S. Government Securities ......            .60                  17,341            106,524              39,088
Short-Term Bond .................            .50                  19,440             81,344              53,010

----------
*Although this fee rate is higher than the advisory fee rate of most mutual funds in general, some other funds with similar investment objectives have the same or higher fee rates.

    Loomis Sayles has voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other Fund expenses, to the extent necessary to limit Fund total operating expenses to the annual rate of 1.00% of average daily net assets for the Municipal Bond, U.S. Government Securities and Short-Term Bond Funds and to 1.50% of average daily net assets for each other Fund. Loomis Sayles may modify or terminate these voluntary arrangements at any time.


    The Trust pays the compensation of its Trustees who are not directors, officers or employees of Loomis Sayles or its affiliates (other than registered investment companies); registration, filing and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Funds; the expenses of meetings of the shareholders and Trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Funds; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation materials furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.


    Under each advisory agreement, if the total ordinary business expenses of a Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on a percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess. The lowest such limitation currently in effect is 2 1/2% annually of the first $30 million of average net assets, 2% of the next $70 million of such assets and 1 1/2% of such assets in excess of $100 million.


    Each advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. Each agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice, or by Loomis Sayles upon ninety days' written notice, and each advisory agreement terminates automatically in the event of its assignment. In addition, each advisory agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" or "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles.

    Each advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


    Each advisory agreement gives Loomis Sayles the authority to place purchase and sale orders for portfolio securities. The advisory agreement for the International Equity Fund is unique among the advisory agreements for the Funds in that it expressly authorizes Loomis Sayles to cause the International Equity Fund to pay a broker or dealer that provides brokerage and research services to Loomis Sayles an amount of commission for effecting a portfolio investment transaction for that Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Loomis Sayles's ability to cause the International Equity Fund to pay higher commissions as described above is subject to such policies, if any, as the Board of Trustees of the Trust may determine. Also, in each instance where such a higher commission is paid, Loomis Sayles must determine in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by the broker or dealer, viewed in terms of either that particular transaction or Loomis Sayles's overall responsibilities with respect to the International Equity Fund and to other clients for which Loomis Sayles exercises investment discretion. Although not specifically required to by the advisory agreements, Loomis Sayles always seeks the best price and execution in placing orders for the purchase and sale of portfolio securities for each Fund except with respect to the International Equity Fund, in certain instances described above.

    ADDITIONAL INFORMATION ABOUT LOOMIS SAYLES. The principal executive officer of Loomis Sayles is Robert J. Blanding, whose principal occupation is his position with Loomis Sayles. The address of Loomis Sayles and LSCI, Loomis Sayles' sole general partner, is One Financial Center, Boston, Massachusetts 02111. Mr. Blanding's address is 465 First Street West, #200, Sonoma, California 95476.

    For 1994, the Trust did not pay any commissions to affiliated brokers. The Trust did pay New England Funds, L.P., an affiliate of Loomis Sayles, $77,256 for certain bookkeeping, accounting, auditing and financial reporting services. It is expected that New England Funds, L.P. will continue to provide such services to the Trust in the future.


    Loomis Sayles acts as investment adviser to the following other mutual funds that have similar investment objectives to certain of the Funds, for compensation at the annual fee rates of the corresponding average net assets levels of those funds set forth in the table below. The table also sets forth the net assets of those funds at December 31, 1994. Loomis Sayles also provides investment advice to numerous other corporate and fiduciary clients.


                                           FUND OF THE        NET ASSETS
                                           TRUST WITH      (IN MILLIONS) AT    ANNUAL             AVERAGE
              OTHER FUND               SIMILAR OBJECTIVES      12/31/94       FEE RATE        NET ASSET LEVELS
              ----------               ------------------  ----------------   --------        ----------------
New England Capital Growth Fund .......      Growth              $111           .75%    of first $200 million
                                                                                .70%    of next $300 million
                                                                                .65%    of excess over $500 million
Loomis Sayles Avanti Growth Series of
  the New England Zenith Fund .........      Growth              $ 26           .50%    of first $25 million
                                                                                .40%    of next $75 million
                                                                                .35%    of next $100 million
                                                                                .30%    of excess over $200 million
Loomis Sayles Small Cap Series of the
  New England Zenith Fund .............     Small Cap            $  3           .55%    of first $25 million
                                                                                .50%    of next $75 million
                                                                                .45%    of next $100 million
                                                                                .40%    of excess over $200 million
Loomis Sayles Investment Trust
  Intermediate Grade Fixed Income Fund
                                              Bond                N/A           .60%    at all levels
Loomis Sayles Investment Trust Core
  Growth Fund .........................      Growth               N/A           .50%    at all levels
Maxim Corporate Bond Fund .............       Bond               $ 15           .30%    at all levels

Maxim Small Cap Aggressive Growth Fund
                                              Small              $ 13           .50%    of first $10 million
                                                                                .40%    of next $15 million
                                                                                .35%    of next $75 million
                                                                                .30%    of excess over $100 million
The Managers Bond Fund ................       Bond               $ 31           .25%    at all levels

    REQUIRED VOTE. Each Fund's shareholders are entitled to vote with respect to their Fund's advisory agreement, but not with respect to the advisory agreements of the other Funds. Under the 1940 Act, the approval of each Fund's shareholders, by vote of the lesser of (1) 67% of the votes represented at the Meeting, if more than 50% of the votes are represented at the Meeting, or (2) more than 50% of the outstanding votes is required to approve the advisory agreement for each Fund.

    THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE PROPOSED ADVISORY AGREEMENT RELATING TO THEIR FUND.

                           III.  OTHER INFORMATION
    The following table lists the executive officers of the Trust and their ages. Each such person has been elected to the indicated office by the Trust's Trustees. Each such person's principal occupation is as an employee or officer of Loomis Sayles. Each officer's principal occupation for the past five years is listed; similar prior positions within the same company are omitted.

    CHARLES J. FINLAYSON (56) -- President and Trustee. Vice President, Director, General Counsel and Secretary, Loomis Sayles.

    ROBERT J. BLANDING (48) -- Vice President. 465 First Street West, Sonoma, California. President, Director and Chief Executive Officer, Loomis Sayles.


    JEROME A. CASTELLINI (38) -- Vice President. Three 1st National Plaza, Chicago, Illinois. Vice President and Director, Loomis Sayles.

    E. JOHN deBEER (57) -- Vice President. Vice President, Loomis Sayles.

    DANIEL J. FUSS (61) -- Vice President. Executive Vice President and Director, Loomis Sayles.

    MARTHA F. HODGMAN (44) -- Vice President. Vice President, Loomis Sayles.

    JOHN HYLL (41) -- Vice President. 155 North Lake Avenue, Pasadena, California. Vice President, Loomis Sayles.

    FRANK E. JEDLICKA (64) -- Vice President. Vice President, Loomis Sayles; formerly, Senior Vice President, Putnam Advisory Company, Inc. and The Putnam Companies, Inc.

    KENT P. NEWMARK (56) -- Vice President. 555 California Street, San Francisco, California. Vice President and Director, Loomis Sayles.

    JEFFREY C. PETHERICK (32) -- Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles; formerly, Analyst, Masco Corp.

    JEFFREY W. WARDLOW (35) -- Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles.

    MARK W. HOLLAND (45) -- Secretary and Treasurer. Vice President -- Finance and Administration and Director, Loomis Sayles.

    QUENTIN P. FAULKNER (57) -- Vice President. Vice President, Loomis Sayles

    MARY C. CHAMPAGNE (39) -- Vice President. 1533 N. Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles; formerly Vice President, NBD Bank.

    PAUL H. DREXLER (45) -- Vice President. Vice President, Loomis Sayles; formerly, Vice President, Brown Brothers Harriman.

    Except as indicated above, the address of each officer of the Trust affiliated with Loomis Sayles is One Financial Center, Boston, Massachusetts 02111. The Trust pays no compensation to its officers.

    As of the Record Date, the following persons owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of the following Funds:


                                                                                            PERCENTAGE OF
SHAREHOLDER                                             ADDRESS                              SHARES HELD
-----------                                             -------                              -----------
SHORT-TERM BOND FUND
United Methodist Children's Home General Fund           P.O. Box 68                              7.24%
                                                        Worthington, OH 43085-0068

Loomis Sayles Employees' Pension Plan                   c/o Loomis Sayles                        8.42%
                                                        One Financial Center
                                                        Boston, MA 02111-2621

Loomis Sayles Employees' Profit Sharing Plan            c/o Loomis Sayles                       10.42%
                                                        One Financial Center
                                                        Boston, MA 02111-2621

Asbestos Workers Local #84 Pension Fund                 c/o Loomis Sayles                        7.10%
                                                        1533 N. Woodward
                                                        Bloomfield Hills, MI 48304-2864

Plumbers & Pipefitters Reg. Wel. Fund                   c/o Loomis Sayles                        9.05%
                                                        1533 N. Woodward
                                                        Bloomfield Hills, MI 48304-2864

Charles Schwab & Co.                                    101 Montgomery St.                       7.88%
                                                        San Francisco, CA 94104-4122

Plumbers & Pipefitters Local #189 Retirement Svgs.      1230 Kinnear Road                       10.43%
                                                        Columbus, OH 43212-1154

GROWTH FUND
Loomis Sayles Employees' Pension Plan                   c/o Loomis Sayles                       14.50%
                                                        One Financial Center
                                                        Boston, MA 02111-2621

Loomis Sayles Employees' Profit Sharing Plan            c/o Loomis Sayles                       25.90%
                                                        One Financial Center
                                                        Boston, MA 02111-2621

Childrens Medical Center of Dayton Employee             P. O. Box 18-8                           6.51%
  Pension Trust                                         Dayton, OH 45401-1809

International Association of Machinists & Aerospace     30700 Telegraph                          5.45%
  Workers Local Lodge #2848 Defined Benefit             Suite 4061 Box 3039
  Pension Fund                                          Birmingham, MI 48012-3039

GLOBAL BOND FUND
Loomis Sayles Employees' Profit Sharing Plan            c/o Loomis Sayles                       19.73%
                                                        One Financial Center
                                                        Boston, MA 02111-2621

Loomis Sayles Employees' Pension Plan                   c/o Loomis Sayles                       56.97%
                                                        One Financial Center
                                                        Boston, MA 02111-2621

Sebak & Co.                                             c/o Security National Bank               6.64%
                                                        P.O. Box 147
                                                        Sioux City, IA 51102-0147

SMALL CAP FUND
Loomis Sayles Employees' Profit Sharing Plan            c/o Loomis Sayles                       12.76%
                                                        One Financial Center
                                                        Boston, MA 02111-2621

I.A.T.S.E. Local 33 Pension Plan                        P.O. Box 94627                           6.36%
                                                        Pasadena, CA 91109-4627
INTERNATIONAL EQUITY FUND
Loomis Sayles Employees' Profit Sharing Plan            c/o Loomis Sayles                        6.34%
                                                        One Financial Center
                                                        Boston, MA 02111-2621

I.A.T.S.E. Local 33 Pension Plan                        P.O. Box 94627                           6.38%
                                                        Pasadena, CA 91109-4627

Livonia Empl. Retirement System                         33000 Civic Center Drive                10.76%
                                                        Livonia, MI 48154-3060

Loomis Sayles Employees' Pension Plan                   c/o Loomis Sayles                       10.35%
                                                        One Financial Center
                                                        Boston, MA 02111-2621

Misericordia Home                                       6300 N. Ridge Avenue                     5.51%
                                                        Chicago, IL 60660-1099
U.S. GOVERNMENT SECURITIES FUND
Loomis Sayles Employees' Pension Plan                   c/o Loomis Sayles                       22.69%
                                                        1533 N. Woodward
                                                        Bloomfield Hills, MI 48304-2864

Asbestos Workers Local #84 Pension Fund                 c/o Loomis Sayles                        6.09%
                                                        1533 N. Woodward
                                                        Bloomfield Hills, MI 48304-2864

Plumbers & Pipefitters                                  1230 Kinnear Road                       10.36%
Local #189 Retirement Savings                           Columbus, OH 43212-1154

Plumbers & Pipefitters Reg. Wel. Fund                   c/o Loomis Sayles                        9.02%
                                                        1533 N. Woodward
                                                        Bloomfield Hills, MI 48304-2864

Loomis Sayles Employees' Profit Sharing Plan            c/o Loomis Sayles                        8.85%
                                                        One Financial Center
                                                        Boston, MA 02111-2621

IBAK & Co.                                              c/o Iowa State Bank & Trust Co.          7.63%
                                                        P.O. Box 1700 Trust Dept.
                                                        Iowa City, IA 52244-1700

BOND FUND
Charles Schwab & Co.                                    101 Montgomery Street                   38.87%
                                                        San Francisco, CA 94104-4122

GROWTH & INCOME FUND
Loomis Sayles Employees' Pension Plan                   c/o Loomis Sayles                       22.51%
                                                        One Financial Center
                                                        Boston, MA 02111-2621

Loomis Sayles Employees' Profit Sharing Plan            c/o Loomis Sayles                       18.48%
                                                        One Financial Center
                                                        Boston, MA 02111-2621
MUNICIPAL BOND FUND
Sally B. Searle                                         c/o Kinship Capital                     13.91%
                                                        400 Skokie Boulevard
                                                        Northbrook, IL 60062-7906

Elinor J. Rousseau Trust                                1071 North Renaud                        5.49%
                                                        Grosse Point Woods, MI 48236-1727

John W. George Jr. Trust                                590 Renaud                               5.74%
                                                        Grosse Pointe, MI 48236-1779


    In the event that sufficient votes in favor of one or more items in the Notice of Special Meeting are not received by December 8, 1995, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for such item or items. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such item or items. They will vote against such adjournment those proxies required to be voted against such item or items and will not vote any proxies that direct them to abstain from voting on such item or items.

    Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless previously instructed to the contrary by means of written instructions from a shareholder received by the Secretary of the Trust.

    SHAREHOLDER PROPOSALS AT FUTURE MEETINGS. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

    QUORUM AND METHODS OF TABULATION. Forty percent of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to such proposals at the Meeting. Votes cast by proxy or in person at the meeting will be counted by persons appointed by the Trust as tellers (the "Tellers") for the Meeting.

    The Tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to Proposal 1, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to Proposal 2, abstentions and broker non-votes have the effect of negative votes on the proposal.

                             LOOMIS SAYLES FUNDS

                             GROWTH & INCOME FUND
        PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS, DECEMBER 8, 1995

    The undersigned hereby appoints Mark W. Holland, Daniel J. Fuss and Charles J. Finlayson, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Special Meeting of Shareholders of Loomis Sayles Funds on December 8, 1995 at 11 a.m. Boston time, and at any adjournments thereof, all of the shares of the Growth & Income Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2 AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1.

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposal below.

1. ELECTION OF TRUSTEES     [ ] FOR electing the       [ ]  WITHHOLD AUTHORITY
                                five nominees               to vote for all
                                except as marked            nominees listed
                                to the contrary             below
                                below


TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), DRAW A LINE
                         THROUGH THAT NOMINEE'S NAME.

    NOMINEES:
        (A) Daniel J. Fuss    (B) Michael T. Murray    (C) Richard S. Holway
                 (D) Terry R. Lautenbach    (E) Earl W. Foell


                                                 FOR      AGAINST      ABSTAIN
2. PROPOSAL TO APPROVE THE PROPOSED NEW
   ADVISORY AGREEMENT                            [ ]        [ ]          [ ]


                  PLEASE SIGN THE REVERSE SIDE OF THIS CARD.

                             LOOMIS SAYLES FUNDS

                                SMALL CAP FUND
        PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS, DECEMBER 8, 1995

    The undersigned hereby appoints Mark W. Holland, Daniel J. Fuss and Charles J. Finlayson, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Special Meeting of Shareholders of Loomis Sayles Funds on December 8, 1995 at 11 a.m. Boston time, and at any adjournments thereof, all of the shares of the Small Cap Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2 AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1.

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposal below.

1. ELECTION OF TRUSTEES     [ ] FOR electing the       [ ]  WITHHOLD AUTHORITY
                                five nominees               to vote for all
                                except as marked            nominees listed
                                to the contrary             below
                                below


TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), DRAW A LINE
                         THROUGH THAT NOMINEE'S NAME.

    NOMINEES:
        (A) Daniel J. Fuss    (B) Michael T. Murray    (C) Richard S. Holway
                 (D) Terry R. Lautenbach    (E) Earl W. Foell


                                                 FOR      AGAINST      ABSTAIN
2. PROPOSAL TO APPROVE THE PROPOSED NEW
   ADVISORY AGREEMENT                            [ ]        [ ]          [ ]


                  PLEASE SIGN THE REVERSE SIDE OF THIS CARD.

                             LOOMIS SAYLES FUNDS

                          INTERNATIONAL EQUITY FUND
        PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS, DECEMBER 8, 1995

    The undersigned hereby appoints Mark W. Holland, Daniel J. Fuss and Charles J. Finlayson, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Special Meeting of Shareholders of Loomis Sayles Funds on December 8, 1995 at 11 a.m. Boston time, and at any adjournments thereof, all of the shares of the International Equity Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2 AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1.

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposal below.

1. ELECTION OF TRUSTEES     [ ] FOR electing the       [ ]  WITHHOLD AUTHORITY
                                five nominees               to vote for all
                                except as marked            nominees listed
                                to the contrary             below
                                below


TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), DRAW A LINE
                         THROUGH THAT NOMINEE'S NAME.

    NOMINEES:
        (A) Daniel J. Fuss    (B) Michael T. Murray    (C) Richard S. Holway
                 (D) Terry R. Lautenbach    (E) Earl W. Foell


                                                 FOR      AGAINST      ABSTAIN
2. PROPOSAL TO APPROVE THE PROPOSED NEW
   ADVISORY AGREEMENT                            [ ]        [ ]          [ ]


                  PLEASE SIGN THE REVERSE SIDE OF THIS CARD.

                             LOOMIS SAYLES FUNDS

                               GLOBAL BOND FUND
        PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS, DECEMBER 8, 1995

    The undersigned hereby appoints Mark W. Holland, Daniel J. Fuss and Charles J. Finlayson, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Special Meeting of Shareholders of Loomis Sayles Funds on December 8, 1995 at 11 a.m. Boston time, and at any adjournments thereof, all of the shares of the Global Bond Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2 AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1.

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposal below.

1. ELECTION OF TRUSTEES     [ ] FOR electing the       [ ]  WITHHOLD AUTHORITY
                                five nominees               to vote for all
                                except as marked            nominees listed
                                to the contrary             below
                                below

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), DRAW A LINE
                         THROUGH THAT NOMINEE'S NAME.

    NOMINEES:
        (A) Daniel J. Fuss    (B) Michael T. Murray    (C) Richard S. Holway
                 (D) Terry R. Lautenbach    (E) Earl W. Foell

                                                 FOR      AGAINST      ABSTAIN
2. PROPOSAL TO APPROVE THE PROPOSED NEW
   ADVISORY AGREEMENT                            [ ]        [ ]          [ ]

                  PLEASE SIGN THE REVERSE SIDE OF THIS CARD.

                             LOOMIS SAYLES FUNDS

                                  BOND FUND
        PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS, DECEMBER 8, 1995

    The undersigned hereby appoints Mark W. Holland, Daniel J. Fuss and Charles J. Finlayson, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Special Meeting of Shareholders of Loomis Sayles Funds on December 8, 1995 at 11 a.m. Boston time, and at any adjournments thereof, all of the shares of the Bond Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2 AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1.

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposal below.

1. ELECTION OF TRUSTEES     [ ] FOR electing the       [ ]  WITHHOLD AUTHORITY
                                five nominees               to vote for all
                                except as marked            nominees listed
                                to the contrary             below
                                below

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), DRAW A LINE
                         THROUGH THAT NOMINEE'S NAME.

    NOMINEES:
        (A) Daniel J. Fuss    (B) Michael T. Murray    (C) Richard S. Holway
                 (D) Terry R. Lautenbach    (E) Earl W. Foell

                                                 FOR      AGAINST      ABSTAIN
2. PROPOSAL TO APPROVE THE PROPOSED NEW
   ADVISORY AGREEMENT                            [ ]        [ ]          [ ]

                  PLEASE SIGN THE REVERSE SIDE OF THIS CARD.

                             LOOMIS SAYLES FUNDS

                             MUNICIPAL BOND FUND
        PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS, DECEMBER 8, 1995

    The undersigned hereby appoints Mark W. Holland, Daniel J. Fuss and Charles J. Finlayson, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Special Meeting of Shareholders of Loomis Sayles Funds on December 8, 1995 at 11 a.m. Boston time, and at any adjournments thereof, all of the shares of the Municipal Bond Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2 AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1.

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposal below.

1. ELECTION OF TRUSTEES     [ ] FOR electing the       [ ]  WITHHOLD AUTHORITY
                                five nominees               to vote for all
                                except as marked            nominees listed
                                to the contrary             below
                                below

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), DRAW A LINE
                         THROUGH THAT NOMINEE'S NAME.

    NOMINEES:
        (A) Daniel J. Fuss    (B) Michael T. Murray    (C) Richard S. Holway
                 (D) Terry R. Lautenbach    (E) Earl W. Foell

                                                 FOR      AGAINST      ABSTAIN
2. PROPOSAL TO APPROVE THE PROPOSED NEW
   ADVISORY AGREEMENT                            [ ]        [ ]          [ ]

                  PLEASE SIGN THE REVERSE SIDE OF THIS CARD.

                             LOOMIS SAYLES FUNDS

                       U.S. GOVERNMENT SECURITIES FUND
        PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS, DECEMBER 8, 1995

    The undersigned hereby appoints Mark W. Holland, Daniel J. Fuss and Charles J. Finlayson, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Special Meeting of Shareholders of Loomis Sayles Funds on December 8, 1995 at 11 a.m. Boston time, and at any adjournments thereof, all of the shares of the U.S. Government Securities Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2 AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1.

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposal below.

1. ELECTION OF TRUSTEES     [ ] FOR electing the       [ ]  WITHHOLD AUTHORITY
                                five nominees               to vote for all
                                except as marked            nominees listed
                                to the contrary             below
                                below

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), DRAW A LINE
                         THROUGH THAT NOMINEE'S NAME.

    NOMINEES:
        (A) Daniel J. Fuss    (B) Michael T. Murray    (C) Richard S. Holway
                 (D) Terry R. Lautenbach    (E) Earl W. Foell

                                                 FOR      AGAINST      ABSTAIN
2. PROPOSAL TO APPROVE THE PROPOSED NEW
   ADVISORY AGREEMENT                            [ ]        [ ]          [ ]

                  PLEASE SIGN THE REVERSE SIDE OF THIS CARD.

                             LOOMIS SAYLES FUNDS

                             SHORT-TERM BOND FUND
        PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS, DECEMBER 8, 1995

    The undersigned hereby appoints Mark W. Holland, Daniel J. Fuss and Charles J. Finlayson, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Special Meeting of Shareholders of Loomis Sayles Funds on December 8, 1995 at 11 a.m. Boston time, and at any adjournments thereof, all of the shares of the Short-Term Bond Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2 AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1.

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and FOR the other proposal below.

1. ELECTION OF TRUSTEES     [ ] FOR electing the       [ ]  WITHHOLD AUTHORITY
                                five nominees               to vote for all
                                except as marked            nominees listed
                                to the contrary             below
                                below

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), DRAW A LINE
                         THROUGH THAT NOMINEE'S NAME.

    NOMINEES:
        (A) Daniel J. Fuss    (B) Michael T. Murray    (C) Richard S. Holway
                 (D) Terry R. Lautenbach    (E) Earl W. Foell

                                                 FOR      AGAINST      ABSTAIN
2. PROPOSAL TO APPROVE THE PROPOSED NEW
   ADVISORY AGREEMENT                            [ ]        [ ]          [ ]

                  PLEASE SIGN THE REVERSE SIDE OF THIS CARD.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE LOOMIS SAYLES FUNDS. YOUR SIGNATURE ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT.


                                                PLEASE SIGN YOUR NAME EXACTLY
                                                AS IT APPEARS ON THIS PROXY.
                                                If the shares are registered
                                                in more than one name, each
                                                joint owner or each fiduciary
                                                should sign personally. Only
                                                authorized persons should sign
                                                for corporations.
                                                Dated: ------------------ , 1995

                                                --------------------------------
                                                          Signature

                                                --------------------------------
                                                 Signature (if held jointly)